UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  December 26, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of May 1, 2003, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2003-3 Home Equity Mortgage Pass-Through Certificates, Series 2003-3)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-100669-15              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2003 among Credit Suisse
First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, as trustee.

     On December 26, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 26, 2003 is filed as
               Exhibit 99.1 hereto.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust  Series  2003-3 Home Equity
Mortgage Pass-Through Certificates, Series 2003-3
--------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  January 5, 2004              By:   /s/  Thomas Britt
                                  ---------------------------------------
                                      Thomas Britt
                                      Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 26, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 26, 2003

                                       -5-

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


      Credit Suisse First Boston, Home Equity Mortgage Trust, Series 2003-3
                        Statement to Certificate Holders
                                 December 26, 2003


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1       149,000,000.00    111,997,687.55   7,037,823.48    146,471.98      7,184,295.46     0.00        0.00      104,959,864.07
A2        75,000,000.00     56,374,674.94   3,542,528.60    176,170.86      3,718,699.46     0.00        0.00       52,832,146.34
AR               100.00              0.00           0.00          0.00              0.00     0.00        0.00                0.00
M1        25,200,000.00     25,200,000.00           0.00     47,061.88         47,061.88     0.00        0.00       25,200,000.00
M2        15,400,000.00     15,400,000.00           0.00     42,684.20         42,684.20     0.00        0.00       15,400,000.00
B         15,400,000.00     15,400,000.00           0.00     65,095.48         65,095.48     0.00        0.00       15,400,000.00
P                100.00            100.00           0.00     78,929.13         78,929.13     0.00        0.00              100.00
X2                 0.00              0.00           0.00          0.00              0.00     0.00        0.00                0.00
TOTALS   280,000,200.00    224,372,462.49  10,580,352.08    556,413.53     11,136,765.61     0.00        0.00      213,792,110.41

X1       280,000,000.00    232,001,044.89           0.00          0.00              0.00        0.00        0.00   222,092,986.30
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1      22541QAA0        751.66233255   47.23371463    0.98303342     48.21674805          704.42861792       A1        1.518750 %
A2      22541QAB8        751.66233253   47.23371467    2.34894480     49.58265947          704.42861787       A2        3.750000 %
AR      22541QAC6          0.00000000    0.00000000    0.00000000      0.00000000            0.00000000       AR       10.525789 %
M1      22541QAD4      1,000.00000000    0.00000000    1.86753492      1.86753492        1,000.00000000       M1        2.168750 %
M2      22541QAE2      1,000.00000000    0.00000000    2.77170130      2.77170130        1,000.00000000       M2        3.218750 %
B       22541QAF9      1,000.00000000    0.00000000    4.22697922      4.22697922        1,000.00000000       B         4.908750 %
P       22541QAJ1      1,000.00000000    0.00000000          ####            ####        1,000.00000000       P        10.525789 %
TOTALS                   801.32965080   37.78694472    1.98718976     39.77413448          763.54270608
X1      22541QAG7        828.57516032    0.00000000    0.00000000      0.00000000          793.18923679       X1        0.000000 %
---------------------------------------------------------------------------------------------------------- -----------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4507
                               Fax: 212) 623-5930
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.


Sec. 4.06(a)(i)            Principal Remittance Amount                                                            9,081,457.69

                           Scheduled Principal Payments                                                             194,904.16

                           Principal Prepayments                                                                  8,711,037.11

                           Curtailments                                                                             135,264.35

                           Cutailment Interest Adjustments                                                              520.19

                           Repurchase Principal                                                                           0.00

                           Substitution Amounts                                                                           0.00

                           Net Liquidation Proceeds                                                                  39,731.88

                           Other Principal Adjustments                                                                    0.00

                           Gross Interest                                                                         2,144,371.88

                           Recoveries from Prior Loss Determinations                                                      0.00

                           Reimbursements of Non-Recoverable Advances Previously Made                                65,677.05

                           Recovery of Reimbursements Previously Deemed Non-Recoverable                                   0.00

Prepayment Penalties       Number of Loans with Respect to which Prepayment Penalties were Collected                        38

                           Balance of Loans with Respect to which Prepayment Penalties were Collected             1,737,137.33

                           Amount of Prepayment Penalties Collected                                                  78,928.26

Sec. 4.06(a)(iv)           Beginning Number of Loans Outstanding                                                         5,825

                           Beginning Aggregate Loan Balance                                                     232,001,044.89

                           Ending Number of Loans Outstanding                                                            5,613

                           Ending Aggregate Loan Balance                                                        222,092,986.30

Sec. 4.06(a)(v)            Servicing Fees (Including Credit Risk Manager Fees                                       100,381.84

                           Trustee Fees                                                                               1,933.34

Sec. 4.06(a)(vii)          Current Advances                                                                                N/A

                           Aggregate Advances                                                                              N/A


Section 4.06(a)(viii)      Delinquent Mortgage Loans
                                                   Group 1
                                                                                            Principal
                                                  Category              Number               Balance                Percentage
                                                  1 Month                        80            3,446,974.56                   1.55 %
                                                  2 Month                        46            1,992,966.96                   0.90 %
                                                  3 Month                        62            2,739,459.74                   1.23 %
                                                   Total                        188            8,179,401.26                   3.68 %
                           * Delinquent Bankruptcies are included in the table above.

                           Bankruptcies
                                                   Group 1
                                                                        Principal
                                                   Number               Balance               Percentage
                                                            17              579,774.06                 0.26 %
                                                  * Only Current Bankruptcies are reflected in the table above.

                           Foreclosures
                                                   Group 1
                                                                        Principal
                                                   Number               Balance               Percentage
                                                             3              347,608.77                 0.16 %

Section 4.06(a)(xi)        REO Properties
                                                   Group 1
                                                                        Principal
                                                   Number               Balance               Percentage
                                                             0                    0.00                 0.00 %

Section 4.06(a)(xii)       Current Realized Losses                                                                     826,600.90

                           Cumulative Realized Losses - Reduced by Recoveries                                        1,664,585.19

Sec. 4.06 (a)(xiv)         Amount on Deposit in Pre-Funding Account                                                          0.00

Sec. 4.06 (a)(xiv)         Capitalized Interest Requirement                                                                  0.00

Sec. 4.06 (a)(xiv)         Weighted Average Net Mortgage Rate                                                          10.52848 %

Sec. 4.06 (a)(xiv)         Net Excess Spread                                                                            0.08138 %

Interest Rate Cap A/C      Amount on Deposit in the Interest Rate Cap Account                                                0.00
                           Amount Withdrawn from the Interest Rate Cap Account                                               0.00
                           Interest Rate Cap Target Amount                                                           7,826,659.35


Trigger Event              Trigger Event Occurrence (Effective June 2006)                                                      NO
                           (Is Rolling 3 Month Delinquency Rate > 18% of Sr. Enhancement%?)
                           Rolling 3 Month Delinquency Rate                                                             1.89884 %
                           Sr. Enhancement Percentage x 18%                                                             5.20991 %
                                                  OR
                           (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                           Cumulative Loss % of Original Aggregate Collateral Balance                                      0.59 %
                           Cumulative Loss Limit                                                                           6.75 %

O/C Reporting              Targeted Overcollateralization Amount                                                    14,700,010.50
                           Ending Overcollateralization Amount                                                       8,300,875.89
                           Ending Overcollateralization Deficiency                                                   6,399,134.61
                           Overcollateralization Release Amount                                                              0.00
                           Monthly Excess Interest                                                                   1,498,894.39
                           Payment to Class X-1                                                                              0.00

